Exhibit 99.1

PRESS RELEASE

NII Holdings, Inc.
10700 Parkridge Blvd., Suite 600
Reston, VA 20191
(703) 390-5100
http://www.nextelinternational.com

Contacts:
VP & CFO: Byron R. Siliezar
(703) 390-5170
byron.siliezar@nextel.com

For Release 8:00 AM EST

NII REPORTS CORRECTION TO NON-OPERATING AND NON-CASH
REORGANIZATION ITEMS RELATED TO ITS RESTRUCTURING;
NO IMPACT ON POST-RESTRUCTURING COMPANY OPERATING
RESULTS, FINANCIAL POSITION OR OUTLOOK FOR 2003

RESTON, Va. — March 7, 2003 -On February 12, 2003, NII Holdings, Inc. (NASDAQ: NIHD) issued a press release that announced its earnings for fiscal year 2002, which included operating results for the ten months ended October 31, 2002 prepared in connection with the Company’s emergence from Chapter 11 reorganization proceedings. The announced ten-month, pre-restructuring results included the recognition of a one-time, non-recurring gain of $4.0 billion in net non-operating and non-cash gains in connection with the restructuring of the Company’s debt and equity. This amount included a $1.8 billion elimination of the Company’s prior equity. The Company evaluated alternative accounting treatments and sought the advice of its independent auditors. The Company’s independent auditors advised it to treat this elimination as a reorganization gain using “fresh-start” accounting principles resulting from the reorganization. The independent auditors have now notified the Company that upon further review they have reversed their earlier advice and advised the Company to record this write-off as an adjustment to stockholders’ equity on the Company’s balance sheet.

Therefore the Company has revised its operating results as previously reported on February 12, 2003 to reflect a reorganization gain of $2.2 billion rather than the $4 billion amount previously announced. This correction neither impacts the Company’s operating income for the ten months ended October 31, 2002 as previously reported, nor the post-restructuring results of operations for the two months ending December 31, 2002 nor its financial position as of December 31, 2002 or outlook for 2003.

Attached is a revised summary of the Company’s operating results. The Company’s Annual Report on Form 10-K for the year ended December 31, 2002 will reflect the revised accounting treatment for the reorganization gain.

About NII Holdings, Inc.

     NII Holdings, Inc., a publicly held company based in Reston, Va., is a leading provider of mobile communications for business customers in Latin America. NII Holdings, Inc. has operations in Argentina, Brazil, Chile, Mexico and Peru, offering a fully integrated wireless communications tool with digital cellular service, text/numeric paging, wireless Internet access and Nextel Direct Connect®, a digital two-way radio feature. NII Holdings, Inc. trades on the NASADAQ market under the symbol NIHD. Visit the Company’s website at <http://www.nextelinternational.com>

     Nextel, the Nextel logo, Nextel Online, Nextel Business Networks and Nextel Direct Connect are trademarks and/or service marks of Nextel Communications, Inc.

     “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. A number of the matters and subject areas discussed in this press release that are not historical or current facts deal with potential future circumstances and developments. The discussion of such matters and subject areas is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from NII Holdings’ actual future experience involving any one or more of such matters and subject areas. NII Holdings has attempted to identify, in context, certain of the factors that it currently believes may cause actual future experience and results to differ from NII Holdings’ current expectations regarding the relevant matter or subject area. Such risks and uncertainties include the economic conditions in our targeted markets, performance of our technologies, timely development and delivery of new technologies, competitive conditions, market acceptance of our services, access to sufficient capital to meet operating and financing needs and those that are described from time to time in NII Holdings’ reports filed with the SEC, including NII Holdings’ annual report on Form 10-K for the year ended December 31, 2001 and its subsequent quarterly reports on Form 10-Q. This press release speaks only as of its date, and NII Holdings disclaims any duty to update the information herein.

NII HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(in millions, except per share amounts)

			Combined
	Predecessor	Successor	Predecessor
	Company	Company	and Successor	Predecessor
	Ten Months	Two Months	Company	Company
	Ended	Ended	Year Ended	Year Ended
	October 31,	December 31,	December 31,	December 31,
	2002	2002	2002	2001

Operating revenues	$637	$143	$780	$662

Operating expenses
Cost of revenues	252	49	301	324
Selling, general and administrative	263	47	310	426
Impairment, restructuring and other charges	16	—	16	1,581
Depreciation	55	5	60	162
Amortization	9	6	15	57

	595	107	702	2,550

Operating income (loss)	42	36	78	(1,888)
Interest expense	(152)	(10)	(162)	(297)
Interest income	4	2	6	13
Reorganization items, net	2,160	—	2,160	—
Gain on extinguishment of debt, net	102	—	102	—
Foreign currency transaction (losses) gains, net	(183)	1	(182)	(61)
Realized losses on investments	—	—	—	(151)
Equity in gains of unconsolidated affiliates	—	—	—	10
Other, net	(10)	(1)	(11)	(5)

Income (loss) from continuing operations before income tax (provision) benefit	1,963	28	1,991	(2,379)
Income tax (provision) benefit	(26)	(5)	(31)	69

Income (loss) from continuing operations	1,937	23	1,960	(2,310)
Discontinued operations
Income (loss) from operations of Nextel Philippines (including gain on disposal of $37 for the two months ended December 31, 2002)	18	20	38	(187)

Net income (loss)	$1,955	$43	$1,998	$(2,497)

Net income (loss) from continuing operations per common share, basic	$7.16	$1.15	N/A	$(8.53)
Net income (loss) from discontinued operations, per common share, basic	0.07	0.98	N/A	(0.69)

Net income (loss) per common share, basic	$7.23	$2.13	N/A	$(9.22)

Net income (loss) from continuing operations per common share, diluted	$7.16	$1.08	N/A	$(8.53)
Net income (loss) from discontinued operations, per common share, diluted	0.07	0.93	N/A	(0.69)

Net income (loss) per common share, diluted	$7.23	$2.01	N/A	$(9.22)

Weighted average number of common shares outstanding, basic	270	20	N/A	271

Weighted average number of common shares outstanding, diluted	270	21	N/A	271

EBITDA (2)	$122	$47	$169	$(88)

(1)  For purposes of comparison to 2001, the results of operations for the ten months ended October 31, 2002 have been combined with the results of operations for the two months ended December 31, 2002. However, as a result of the application of fresh-start accounting rules under SOP 90-7 and other events related to the Company’s reorganization, the Predecessor Company’s financial statements for the ten months ended October 31, 2002 are not comparable to the Successor Company’s financial statements for the two months ended December 31, 2002. In addition, the combined consolidated results of operations for the year ended December 31, 2002 are not fully comparable to the consolidated results of operations for the year ended December 31, 2001.

(2)  EBITDA represents income (loss) before interest, taxes, depreciation and amortization, net foreign currency transaction losses, and other items determined to be non-recurring in nature.

			Combined
			Predecessor
	Predecessor	Successor	and
	Company	Company	Successor	Predecessor
	Ten Months	Two Months	Company	Company
	Ended	Ended	Year Ended	Year Ended
	October 31,	December 31,	December 31,	December 31,
	2002	2002	2002	2001

Net income (loss)	$1,955	$43	$1,998	$(2,497)
Add back:
(Income) loss from discontinued operations	(18)	(20)	(38)	187
Income tax provision (benefit)	26	5	31	(69)
Other, net	10	1	11	5
Equity in gains of unconsolidated affiliates	—	—	—	(10)
Realized losses on investments	—	—	—	151
Foreign currency transaction losses (gains), net	183	(1)	182	61
Gain on extinguishment of debt, net	(102)	—	(102)	—
Reorganization items, net	(2,160)	—	(2,160)	—
Interest income	(4)	(2)	(6)	(13)
Interest expense	152	10	162	297
Depreciation	55	5	60	162
Amortization	9	6	15	57
Impairment, restructuring and other charges	16	—	16	1,581

	(1,833)	4	(1,829)	2,409

EBITDA	$122	$47	$169	$(88)